                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event report) June 5, 2000 (May 15, 2000)
                                                  ---------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-4274                     37-1351861
(State or other jurisdiction of      (Commission                IRS Employer
incorporation or organization)       File Number)             Identification No.

             2101 N. Veteran Parkway, Bloomington, Illinois 61704
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (309) 661-8700
                                --------------
               (Issuer's telephone number, including area code)

                                Not Applicable
                                --------------
        (former name or former address, if changed since last report.)


Total Pages:  3





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Item 5.  Other Events
         ------------

A press release announcing the results of the voting at its Annual Meeting is attached as Exhibit 99.1.

                                 Exhibit Index
                                 -------------

       Exhibit No.                                                Page
       -----------                                                ----
          99.1            Press release dated May 15, 2000          3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 5, 2000                      By:  /s/ C. William Landefeld
                                             ----------------------------------
                                               C. William Landefeld
                                               President and Chief Executive
                                               Officer


Dated:  June 5, 2000                      By:  /s/ Dallas G. Smiley
                                             ----------------------------------
                                               Dallas G. Smiley
                                               Senior Vice President and
                                               Chief Financial Officer





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Exhibit 99.1
------------


Contact:
C. William Landefeld
President & Chief Executive Officer
Citizens Savings Bank
2101 North Veterans Parkway
Bloomington, Illinois  61704
(309) 661-8700

                        CITIZENS FIRST FINANCIAL CORP.
                    ANNOUNCES RESULTS OF ITS ANNUAL MEETING

     Bloomington, Illinois, May 15, 2000 - Citizens First Financial Corp. (AMEX:
CBK), the holding company for Citizens Savings Bank, Bloomington, Illinois, today announced the results of its Annual Meeting that was held on April 24, 2000. According to C. William Landefeld, President and Chief Executive Officer, the results of the voting compiled by our independent inspectors of election, CT Corporation, confirm that Citizens has registered a victory in the proxy contest initiated by an investor group called the Committee to Preserve Shareholder Value, led by Lawrence B. Seidman.

     According to the inspector's reports, the Company's nominees received approximately 59% of the votes cast, convincingly defeating the Committee to Preserve Shareholder Value's slate. As a result, Arthur W. Mier and Carl A. Borngasser, Jr. will serve three-year terms, which expire in 2003.

     Headquartered in Bloomington, Illinois, Citizens First Financial Corp. is the holding company for Citizens Savings Bank, Bloomington, Illinois, a community-oriented institution with $323 million in assets offering deposit, mortgage and consumer loan products through five full-service banking facilities. The Bank's deposits are insured by the FDIC.





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